Exhibit 99.2

First Quarter 2018 Earnings Presentation May 9, 2018

Forward Looking Statements This presentation includes statements that express Laureate's opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, "forward-looking statements" within the meaning of the federal securities laws, which involve risks and uncertainties. Laureate’s actual results may vary significantly from the results anticipated in these forward-looking statements. You can identify forward-looking statements because they contain words such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates’’ or similar expressions that concern our strategy, plans or intentions. All statements we make relating to guidance (including, but not limited to, total enrollments, revenue, Adjusted EBITDA, costs, expenditures (including capital expenditures), cash interest expense, free cash flow, earnings per share, runrates and growth rates), our hedging strategy, potential asset sales, currency rates and financial results, debt leverage, and all statements we make related to the expansion of our EiP initiative, are forward-looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. All of these forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those we expected. We derive most of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from our expectations are disclosed in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 20, 2018, 10-Q filed on May 9, 2018, and other filings made with the SEC. These forward-looking statements speak only as of the time of this presentation and we do not undertake to publicly update or revise them, whether as a result of new information, future events or otherwise, except as required by law. In addition, this presentation contains various operating data, including market share and market position, that are based on internal company data and management estimates. While management believes our internal company research is reliable and the definitions of our markets which are used herein are appropriate, neither such research nor these definitions have been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources, including those discussed under “Market and Industry Data” in Laureate’s filings with the SEC. Presentation of Non-GAAP Measures This presentation contains certain non-GAAP measures which are provided to assist in an understanding of the business and performance of Laureate Education Inc. These measures should always be considered in conjunction with the appropriate GAAP measure. Reconciliations of non-GAAP measures to the relevant GAAP measures are provided in the appendix to this presentation in the financial tables and our SEC filings.

SUMMARY OVERVIEW Note: Throughout this presentation amounts may not sum to totals due to rounding

Summary Highlights 1Q Results ahead of Guidance Adj. EBITDA up 16% Vs. 1Q 2017 (1) New Enrollments up 5% overall Strong 12% Growth in Brazil Walden Turnaround on track with New Enrollments up 1% for intake cycle Great progress in simplifying portfolio. $1Bn of proceeds expected in 2018 Favorable development in Chile. Financial Consolidation maintained Increasing Full Year Revenue & Earnings Guidance by ~ $400M/$50M Debt Leverage expected to be 2.7x by 4Q18 -40% since IPO Great Progress in 1Q against all key 2018 Priorities On an Organic Constant Currency (CC) basis

Q1 2018 PERFORMANCE RESULTS

Q1 ’18 Variance Notes ($ in millions) (Enrollments in thousands) Results Vs. Q1 ‘17 New Enrollment 245K 8% New Enrollment – Organic(1) 8% Brazil up 5%. Walden up 4% Total Enrollment 1,067K (2%) Total Enrollment – Organic(1) 2% Revenue $885 3% Revenue – Organic/CC(1) 3% Adj. EBITDA $47 (2%) Adj. EBITDA – Organic/CC(1) 16% Includes favorable impact from timing of academic calendar Adj. EBITDA margin 5.4% (31 bps) Organic Constant Currency (CC) Operations excludes impacts from currency fluctuations, acquisitions and divestitures, and discrete items associated with sale of property and impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets 2018 First Quarter – Financial Summary Q1’18 Results ahead of Guidance

2018 First Quarter - Enrollment Dynamics by Segment Solid Enrollment Growth - on Track with Expectations Q1 ’18 New Enrollment (NE) Q1 ’18 Total Enrollment (TE) Notes (Enrollments in thousands) Q1 ‘18 Organic Vs. Q1 ‘17 Q1 ‘18 Organic Vs. Q1 ‘17 Brazil 87 5% 292 3% Total NE up 12% as per April YTD Mexico 28 1% 199 (1%) UVM offsetting strong UNITEC growth Andean & Iberian 92 21% 349 5% Favorable timing in Peru due to 2017 floods Central Am. & U.S. Campuses 18 (1%) 77 1% EMEAA 11 (5%) 87 0% 4k Turkey quota reduction in 2017 Online & Partnerships 9 (1%) 62 (7%) NE growth at Walden, offset by planned de-emphasis of international partnerships Laureate Total 245 8% 1,067 2% New enrollments up 5% April YTD

April YTD 2018 Enrollment Intake (1) Total Enrollment Growth on Track with 2018 Guidance Apr YTD ‘18 New Enrollments (NE) Apr YTD ‘18 Total Enrollments (TE) Notes (Enrollments in thousands) Apr YTD ‘18 Organic (2) Vs. Apr YTD ’17 Apr YTD ’18 Organic (2) Vs. Apr YTD ’17 Brazil 96 12% 296 5% +80% Distance Learning NE Growth Mexico 28 1% 199 (1%) Andean & Iberian 95 2% 350 3% Central Am. & U.S. Campuses 22 (1%) 77 3% EMEAA 13 2% 84 1% +15% NE growth in Australia Online & Partnerships 10 (3%) 63 (6%) NE growth at Walden, offset by planned de-emphasis of international partnerships Laureate Total 265 5% 1,068 2% Preliminary Close Organic Operations excludes impacts from acquisitions and divestitures: Italy, Cyprus, China, Morocco and Germany

2018 First Quarter – Revenue by Segment Revenue (millions) Q1 2017 856 Q1 2018 885 Online & Partnerships Campus Segments & Corporate G&A Campus Based Operations Delivering Strong Results in 1Q +6% (5%) 177 168 679 717

Revenue Adj. EBITDA Notes ($ millions) Q1 ‘18 Organic/CC Vs. Q1 ’17 (1) Q1 ‘18 Organic/CC Vs. Q1 ’17 (1) Brazil 123 10% (26) 31% Operating Model benefits & Academic Calendar shift Vs. 2017 Mexico 156 (4%) 30 (24%) Marketing Investments & prior year NE softness due to Earthquake Andean & Iberian 216 9% (7) 54% Partially due to shift in Academic Calendar Central Am. & U.S. Campuses 79 4% 18 4% EMEAA 147 8% 23 25% Strong Momentum in Australia Online & Partnerships 168 (6%) 45 (17%) $4M Marketing Investments Corp. & Elimin. (4) n.m. (36) (10%) Primarily timing items and cost related to Term Loan re-pricing Laureate Total 885 3% 47 16% Organic Constant Currency (CC) Operations excludes impacts from currency fluctuations, acquisitions and divestitures, and discrete items associated with sale of property and impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets Solid Q1’18 Results – Ahead of Guidance 2018 First Quarter – Revenue, EBITDA Dynamics by Segment

2018 First Quarter – Net Income Reconciliation 1Q Earnings includes ~$300M Gain related to Asset Sales Q1 ’18 B / (W) Vs. Q1 ’17 Notes ($ in millions) Reported $ % Adjusted EBITDA 47 (1) (2%) $10M reduction due to Asset Sales Depreciation & Amort. (68) (3) (5%) Interest Expense, net (63) 35 35% 25% reduction in debt levels Vs. 1Q ’17 combined with lower cost of debt Income Tax (3) (30) n.m. 1Q ’17 included $30M one-time benefit Net Gain on Sale of Subsidiaries 298 298 n.m. Italy, Cyprus and China Other (40) (7) n.m. Net Income 172 292 n.m.

2018 First Quarter Free Cash Flow Q1 FCF up $22M Y-o-Y driven by interest savings B / (W) Vs. ($ millions) Q1 ’18 Q1 ’17 Notes Adj. EBITDA 47 (1) Working Capital/Other 36 (51) $30M due to timing of FIES receipts Cash Taxes (32) (11) Capital Expenditures (1) (46) (7) EiP Initiatives (13) 14 Unlevered Free Cash Flow (7) (55) Cash Interest (47) 78 Debt level & timing of interest payments Reported FCF (55) 22 Excluding EiP related capex

Chile update

New Higher Education Law in Chile- latest developments January 24, 2018: Senate approves Higher Education Reform (“New Law”); Article 63 of “New Law” prohibits for-profit organizations from controlling universities in Chile March 27, 2018: Chilean Constitutional Court declares Article 63 unconstitutional April 26, 2018: Decision of Constitutional Court officially published Implication for Laureate All Criteria needed for consolidating Chilean Universities are still met

2018 guidance

FY 2018 PF (1) FY 2018 (2) Q2 ($ in millions) (Enrollments in thousands) Previous Current 2018 Total Enrollments 955K – 959K 1,025K – 1,030K Revenue $3,885 - $3,920 $4,260 - $4,300 $1,230 - $1,270 Adjusted EBITDA $763 - $770 $810 - $820 $335 - $355 Net Leverage 3.1x 2.7x Capex as % Revenue ~ 7% ~ 7% Cash Taxes 22% of EBIT 22% of EBIT (excluding gain on asset sales) Cash Interest ~ $250 ~ $250 Free Cash Flow (3) ~ $100 ~ $100 2018 Guidance Increasing 2018 Guidance to reflect Favorable Outcome in Chile Previous Guidance: Shown for FY 2018 is pro forma assuming full year 2018 impact from announced asset divestitures and deconsolidation of certain Chilean entities Current Guidance: Includes fully consolidated Chilean operations plus reported/owned periods for assets to be sold – See Appendix for details Free Cash Flow defined as operating cash flow less capital expenditures Note: An outlook for 2018 net income and reconciliation of the forward-looking 2018 Adjusted EBITDA outlook to net income are not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation.

Continued Progress of Deleveraging Initiatives 2017 as reported excluding $19M in one-time EBITDA gains Guidance provided during year-end 2017 earnings call assuming deconsolidation of certain Chilean operations Revised guidance including consolidated Chilean operations Improved Debt Leverage Guidance for 4Q ‘18 to 2.7x 3.1x 2018 Original Guidance 2017 2018 Revised Guidance 3.7x 2.7x Net Leverage (1) (3) (2) Further deleveraging potential from St. Augustine divestiture

Appendix

FY 2018 Guidance

(USD millions, except enrollments in thousands)	Total Enrollment	Revenues	Adj. EBITDA
2017 Results	1,068	$4,378	$832
2017 Normalized Adjustments (1)			($13)
Completed Divestitures (by Q2 2018) (2)	(60)	($255)	($57)
Pending Divestitures (3)	(4)	($113)	($28)
2017 Proforma	1,004	$4,010	$734
Organic Growth	21 – 26	$122 – $162	$49 – $59
Growth %	*2.0% - 2.5%*	*3% - 4%*	*7% - 8%*
2018 FXN Guidance ex Divestitures (CC)	1,025 – 1,030	$4,132 – $4,172	$783 – $793
FX Impact (spot FX) (4)	-	($39)	($13)
2018 Guidance ex Divestitures (@ spot FX) (4)	1,025 – 1,030	$4,093 – $4,133	$770 – $780
Add Back Pending Divestitures (3)(5)	-	$118	$33
Add Back Completed Divestitures (by Q2 2018)(2)(5)	-	$49	$7
2018 Guidance (@ spot FX) (4)	1,025 – 1,030	$4,260 – $4,300	$810 – $820

(1) Normalized adjustment include ($20.3) million sale of property, impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets, and $22.8 million expense associated with our debt refinancing transactions in the second quarter of 2017
(2) Completed divestitures include Cyprus, Italy, China, Morocco, and Germany; Malaysia anticipated to close at end of May
(3) Pending Divestitures include Kendall and University of St. Augustine
(4) Based on current spot FX rates as of 05/03/2018 (local currency per U.S. dollar) of MXN 19.02, BRL 3.47, CLP 614.72, PEN 3.27, EUR 0.83 for May – December 2018. FX impact may change based on fluctuations in currency rates in future periods
(5) Closed Divestitures assumes Malaysia is closed by end of May and Pending Divestitures assumes St Augustine is closed by end of November for guidance

Note: An outlook for 2018 net income and reconciliation of the forward-looking 2018 Adjusted EBITDA outlook to net income are not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation.

© 2018 Laureate Education, Inc.
19

Q2 2018 Guidance (USD millions) Revenues Adj. EBITDA 2Q 2017 Reported Results $1,277 $342 Closed Divestitures (1) ($70) ($24) Debt Refinancing $23 2Q 2017 Reported Results Pro Forma $1,207 $341 Organic Growth $11 - $51 ($8) - $12 Growth % 1% - 4% (3%) – 3% 2Q 2018 Guidance (CC) $1,218 - $1,258 $333 - $353 Add Back Closed Divestitures (1)(3) $16 $2 FX Impact (spot FX) (2) ($4) $0 2Q 2018 Guidance (@ spot FX) (2) $1,230 - $1,270 $335 - $355 Includes Cyprus, Italy, China, Morocco, and Germany impact Malaysia anticipated to close at end of May Based on current spot FX rates as of 05/03/2018 (local currency per U.S. dollar) of MXN 19.02, BRL 3.47, CLP 614.72, PEN 3.27, EUR 0.83 for May – December 2018. FX impact may change based on fluctuations in currency rates in future periods Guidance assumes Malaysia is closed by end of May Note: An outlook for 2018 net income and reconciliation of the forward-looking 2018 Adjusted EBITDA outlook to net income are not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation.

Other Information

Q1 and Q3 are peak intake quarters, but seasonally weak earnings quarters as institutions are largely out of session during the summer season Q1 represents the large intake for our Southern Hemisphere institutions (Brazil, Andean & Iberian) Q3 represents the large intake for our Northern Hemisphere institutions (Mexico, CentAm &US Campus Based, EMEAA, Online & Partnerships) Seasonality: Main Enrollment Intakes

Intra-Year Seasonality Trends Large intake cycles at end of Q1 (Southern Hemisphere) and end of Q3 (Northern Hemisphere) drive seasonality of earnings (Q2 and Q4 are our strongest earnings quarters) Revenue Seasonality Adj. EBITDA Seasonality New Enrollments Seasonality Factors Affecting Seasonality Intake cycles Q1 Southern Hemisphere Q3 Northern Hemisphere Academic calendar FX trends

Financial Tables

Financial Tables Note: Dollars in millions, except per share amounts, and may not sum to total due to rounding Consolidated Statements of Operations For the three months ended March 31, For the three months ended March 31, IN MILLIONS 2018(1) 2018(1) 2017 2017 Change Change Revenues $ 885.3 $ 855.9 $ 29.4 Costs and expenses: Direct costs 865.4 853.2 12.2 General and administrative expenses 47.3 65.6 (18.3) Operating loss (27.5) (62.9) 35.4 Interest income 6.1 4.7 1.4 Interest expense (69.5) (102.6) 33.1 Loss on debt extinguishment (7.5) (1.5) (6.0) (Loss) gain on derivatives (19.3) 12.1 (31.4) Other income, net 2.4 0.4 2.0 Foreign currency exchange (loss) gain, net (8.8) 2.3 (11.1) Gain on sales of subsidiaries, net 298.0 — 298.0 Income (loss) from continuing operations before income taxes 174.1 (147.4) 321.5 Income tax (expense) benefit (2.5) 27.1 (29.6) Net income (loss) 171.5 (120.4) 291.9 Net income attributable to noncontrolling interests (2.7) (2.5) (0.2) Net income (loss) attributable to Laureate Education, Inc. $ 168.9 $ (122.8) $ 291.7 Accretion of Series A convertible redeemable preferred stock and other redeemable noncontrolling interests and equity $ (57.4) $ (38.9) $ (18.5) Net income (loss) available to common stockholders $ 111.5 $ (161.7) $ 273.2 Basic and diluted earnings (loss) per share: Basic weighted average shares outstanding 187.8 154.3 33.5 Dilutive weighted average shares outstanding 188.2 154.3 33.9 Basic earnings (loss) per share $ 0.59 $ (1.05) $ 1.64 Diluted earnings (loss) per share $ 0.59 $ (1.05) $ 1.64 (1) Financial results for 2018 as compared to 2017 were affected by the sale of business units in Cyprus, Italy and China (EMEAA segment) during 2018.

Financial Tables

Revenue and Adjusted EBITDA by segment

IN MILLIONS

For the three months ended March 31,	2018	2017	% Change Reported	% Change Organic Constant Currency[(2)]	$ Variance Components Total	$ Variance Components Organic Constant Currency	Other	Acq/Div.	FX
Revenues									
Brazil	$ 122.8	$ 116.8	5%	10%	$ 6.0	$ 11.4	$ —	$ —	$ (5.4)
Mexico	155.9	150.9	3%	(4)%	5.0	(6.0)	—	—	11.0
Andean & Iberian	216.2	181.2	19%	9%	35.0	16.4	—	—	18.6
Central America & U.S. Campuses	79.0	76.4	3%	4%	2.6	3.1	—	—	(0.5)
EMEAA	147.0	159.8	(8)%	8%	(12.8)	10.4	—	(29.2)	6.0
Online & Partnerships	168.0	177.1	(5)%	(6)%	(9.1)	(10.5)	—	—	1.4
Corporate & Eliminations	(3.7)	(6.2)	40%	40%	2.5	2.5	—	—	—
Total Revenues	$ 885.3	$ 855.9	3%	3%	$ 29.4	$ 27.5	$ —	$ (29.2)	$ 31.1
Adjusted EBITDA									
Brazil	$ (26.0)	$ (39.1)	34%	31%	$ 13.1	$ 12.0	$ 2.1	$ —	$ (1.0)
Mexico	30.4	37.9	(20)%	(24)%	(7.5)	(9.0)	(0.1)	—	1.6
Andean & Iberian	(6.9)	(18.5)	63%	54%	11.6	9.9	—	—	1.7
Central America & U.S. Campuses	17.6	17.1	3%	4%	0.5	0.6	—	—	(0.1)
EMEAA	23.3	29.8	(22)%	25%	(6.5)	4.8	—	(10.4)	(0.9)
Online & Partnerships	45.0	54.1	(17)%	(17)%	(9.1)	(9.0)	—	—	(0.1)
Corporate & Eliminations	(35.9)	(32.7)	(10)%	(10)%	(3.2)	(3.2)	—	—	—
Total Adjusted EBITDA	$ 47.5	$ 48.6	(2)%	16%	$ (1.1)	$ 6.1	$ 2.0	$ (10.4)	$ 1.2

[(2)] Organic Constant Currency results exclude the period-over-period impact from currency fluctuations, acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. Organic Constant Currency is calculated using the change from prior-period average foreign exchange rates to current-period average foreign exchange rates, as applied to local-currency operating results for the current period. The "Organic Constant Currency" % changes are calculated by dividing the Organic Constant Currency amounts by the 2017 Revenues and Adjusted EBITDA amounts, excluding the impact of the divestitures.

Note: Dollars in millions, except per share amounts, and may not sum to total due to rounding

© 2018 Laureate Education, Inc.

26

Financial Tables Note: Dollars in millions, except per share amounts, and may not sum to total due to rounding Consolidated Balance Sheets IN MILLIONS March 31, 2018 March 31, 2018 December 31, 2017 December 31, 2017 Change Change Assets Cash and cash equivalents $ 479.0 $ 468.7 $ 10.3 Receivables (current), net 611.5 357.9 253.6 Other current assets 344.7 359.7 (15.0) Current assets held for sale 58.0 102.6 (44.6) Property and equipment, net 1,895.4 1,934.9 (39.5) Goodwill and other intangible assets 3,257.0 3,286.2 (29.2) Other long-term assets 560.0 489.3 70.7 Long-term assets held for sale 311.2 392.4 (81.2) Total assets $ 7,516.8 $ 7,391.7 $ 125.1 Liabilities and stockholders' equity Accounts payable and accrued expenses $ 585.0 $ 618.4 $ (33.4) Deferred revenue and student deposits 675.5 312.4 363.1 Total long-term debt, including current portion 2,984.0 3,361.3 (377.3) Total due to shareholders of acquired companies, including current portion 74.9 79.6 (4.7) Other liabilities 777.5 747.6 29.9 Current and long-term liabilities held for sale 190.2 271.1 (80.9) Total liabilities 5,287.1 5,390.4 (103.3) Convertible redeemable preferred stock 447.9 400.3 47.6 Redeemable noncontrolling interests and equity 14.3 13.7 0.6 Total stockholders' equity 1,767.5 1,587.3 180.2 Total liabilities and stockholders' equity $ 7,516.8 $ 7,391.7 $ 125.1

Financial Tables Note: Dollars in millions, except per share amounts, and may not sum to total due to rounding Consolidated Statements of Cash Flows For the three months ended March 31, For the three months ended March 31, IN MILLIONS 2018 2018 2017 2017 Change Change Cash flows from operating activities Net income (loss) $ 171.5 $ (120.4) $ 291.9 Depreciation and amortization 67.8 64.5 3.3 (Gain) loss on sales of subsidiaries and disposal of property and equipment, net (297.5) 0.3 (297.8) Loss (gain) on derivative instruments 19.1 (12.3) 31.4 Loss on debt extinguishment 7.5 0.5 7.0 Unrealized foreign currency exchange loss 1.1 1.1 — Income tax receivable/payable, net (14.8) (8.9) (5.9) Working capital, excluding tax accounts 39.9 (2.5) 42.4 Other non-cash adjustments (1.8) 41.2 (43.0) Net cash used in operating activities (7.1) (36.4) 29.3 Cash flows from investing activities Purchase of property and equipment (44.2) (37.1) (7.1) Expenditures for deferred costs (3.4) (3.5) 0.1 Receipts from sales of subsidiaries and property and equipment, net of cash sold 359.5 0.1 359.4 Settlement of derivatives related to sale of subsidiaries (10.0) — (10.0) Investing other, net 0.8 0.1 0.7 Net cash provided by (used in) investing activities 302.7 (40.5) 343.2 Cash flows from financing activities Decrease in long-term debt, net (353.2) (43.5) (309.7) Payments of deferred purchase price for acquisitions (5.5) (5.3) (0.2) Proceeds from issuance of convertible redeemable preferred stock, net of issuance costs — 55.3 (55.3) Payment of dividends on Series A Preferred Stock (9.7) — (9.7) Proceeds from initial public offering, net of issuance costs — 456.9 (456.9) Financing other, net (0.5) 0.8 (1.3) Net cash (used in) provided by financing activities (369.0) 464.1 (833.1) Effects of exchange rate changes on cash and cash equivalents and restricted cash and investments 20.1 10.6 9.5 Change in cash included in current assets held for sale 23.6 — 23.6 Net change in cash and cash equivalents and restricted cash and investments (29.7) 397.9 (427.6) Cash and cash equivalents and restricted cash and investments at beginning of period 693.7 654.3 39.4 Cash and cash equivalents and restricted cash and investments at end of period $ 664.0 $ 1,052.1 $ (388.1)

Financial Tables Note: Dollars in millions, except per share amounts, and may not sum to total due to rounding Non-GAAP Reconciliation For the three months ended March 31, For the three months ended March 31, IN MILLIONS 2018 2018 2017 2017 Change Change Net income (loss) $ 171.5 $ (120.4) $ 291.9 Plus: Income tax expense (benefit) 2.5 (27.1) 29.6 Income (loss) from continuing operations before income taxes 174.1 (147.4) 321.5 Plus: Gain on sale of subsidiaries, net (298.0) — (298.0) Foreign currency exchange loss (gain), net 8.8 (2.3) 11.1 Other income, net (2.4) (0.4) (2.0) Loss (gain) on derivatives 19.3 (12.1) 31.4 Loss on debt extinguishment 7.5 1.5 6.0 Interest expense 69.5 102.6 (33.1) Interest income (6.1) (4.7) (1.4) Operating loss (27.5) (62.9) 35.4 Plus: Depreciation and amortization 67.8 64.5 3.3 EBITDA 40.3 1.6 38.7 Plus: Share-based compensation expense (3) (3.8) 22.4 (26.2) Loss on impairment of assets — — — EiP implementation expenses (4) 10.9 24.6 (13.7) Adjusted EBITDA $ 47.5 $ 48.6 $ (1.1) (3) Represents non-cash, share-based compensation expense pursuant to the provisions of ASC Topic 718. (4) EiP implementation expenses are related to our enterprise-wide initiative to optimize and standardize our processes, creating vertical integration of procurement, information technology, finance, accounting and human resources. The first wave of EiP began in 2014 and was substantially completed in 2017, and includes the establishment of regional SSOs around the world, as well as improvements to our system of internal controls over financial reporting. Given the success of the first wave of EiP, we have expanded the initiative into other back- and mid-office areas, as well as certain student-facing activities, in order to generate additional efficiencies and create a more efficient organizational structure. Also included in EiP are certain non-recurring costs incurred in connection with the planned dispositions and the completed dispositions during 2018.

[LOGO] LAUREATE EDUCATION INC HERE FOR GOOD